UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  06/30/2012

Item 1.  Reports to Stockholders.

Semi-Annual Report

June 30, 2012

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

August 15, 2012

Dear Fellow Shareholder:

We are pleased to present the Semi-annual report of the Investment Partners Opportunities Fund, (the “Fund”), for the period ending June 30, 2012.

The Fund’s primary objective remains long-term capital appreciation with income a secondary objective.

ECONOMIC BACKDROP AND PORTFOLIO PERFORMANCE

Since inception in mid January 2010 the Fund took a cautious stance, remaining hesitant to put a significant percentage of our cash assets to work until we could sense that governments were serious about dealing with failed financial policies that caused markets to collapse in the recent past or we could find unique individual companies in which to invest.

Using traditional analysis tools and applying the theory inherent in value style investing we uncovered a number of investment candidates.  Some have worked out well, others have shown mixed results to date and one or two have been unsuccessful.  We hope we have learned something from our successes – and just as much or even more from investments which have not worked out as anticipated.

Value investors as a class share one thing in common, the quest to buy something that others will pay more for in the future.  A deep value investor senses a bargain purchase even if the merchandise is, in the eyes of the market, flawed.  Sometimes those assets prove to be remarkable finds over the long term - however in other instances, the investment is cheap for a reason.

FIRST HALF OF 2012

During the first half of 2012 we allocated capital to companies which we believed were selling at price to earnings multiples less than their historic growth rates or returns on invested assets and/or discounts to their asset values.  We have also pursued some special situations where we believed longer term assets were mispriced.

We have formulated an investment strategy that is predicated on the belief that the unwinding of excessive debt worldwide should create massive economic dislocations that in turn will produce extraordinary future opportunities for patient investors.

At the end of 2011, we observed that not much had changed in fiscal financial terms to instill confidence in US and global financial systems.  Entities that should have collapsed were kept alive by massive injections of capital largely by central banks including the Federal Reserve.

Europe has seen one crisis after another.  Economic activity has been contracting in the Euro-zone where banks and sovereign nations ask for bailouts.

For the most part we avoided the financial sector, focused on dividend paying equities and cash rich technology companies selling at discounted prices because of market misperception.

All the while we maintained unusually large cash balances.  In retrospect that risk aversion hurt performance.  The Fund’s total return based on net asset value (“NAV”) on June 30, 2012 was

-0.70% since inception, inclusive of the $0.27 per share 2010 dividend and the $0.39 per share 2011 dividend.  The S&P 500 Total Return Index gained 9.94% during the same period.

The Fund’s total return for the six months ending June 30, 2012 was -0.97%, or essentially flat.   By comparison, the S&P 500 Total Return Index gained 9.49% during the same period.  Our relative performance for six months was largely a result of our defensive posture by maintaining a relatively high cash balance during much of the period.

On the positive side, we made decent returns from the buyout of Whiterock REIT in Canada as well as the continued outperformance of Texas Pacific Land Trust.  Our other real-estate-related holdings have also fared well in a hyper low interest rate environment.  Additionally, given our preference for total return, our covered-call-writing strategy has also netted us modest gains.  Unfortunately, given investors’ mad scramble for yield, securities that are normally attractive thematic holdings for the fund have, in some instances, been bid up by the overall market past the point where we think we can make meaningful returns and covered call premiums.  We will continue to seek tactical allocation toward these areas on a case by case basis, but prefer to be patient and collect securities which to us appear to be inexpensive.

Underperformance of certain investments, most notably, Eastman Kodak Co., Cisco Systems, Constellation Energy Partners LLC, Penn Virginia, and Enerplus Corporation collectively contributed to an increase of unrealized depreciation.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until April 30, 2013, to ensure that the net annual fund operating expenses will not exceed 2.75% for Investment Partners Opportunities Fund Class A, subject to possible recoupment from the Fund in future years. Without these waivers, the total annual operating expenses would be 3.87%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

The first six months of 2012 was a period of generally rising equity prices based essentially on three beliefs:

•

Domestic economic growth remaining on track aided by accommodative Federal Reserve policy for the “foreseeable future”;

•

Pick-up in consumer purchasing power in spite of persistently high unemployment; and

•

Global expansion with rising world trade, improved capital availability and functioning credit markets.

We have not bought into any of these beliefs in the short term largely because the data does not support the reasoning.

In our opinion, the risks of any errant policy coming out of Washington, Europe, the Middle East or Asia could change investor perception and deal a blow to investor and/or consumer and business confidence.  Throughout 2012 investor optimism for equities appears to be predicated on signals of further Federal Reserve quantitative easing measures, quiescent inflation, and improvements in housing and employment.  Because interest rates in general were at historic lows the stock market became the place to be by default, something the Federal Government would like to see.

Economists believe that rising asset values, the so-called Wealth Effect, leads to spending.

So far the rise in spending has not been impressive as consumers continue to deleverage.  In support of our skepticism were government statistics indicating to us that there were no measurable, tangible sustainable benefits from prior quantitative easing experiments.  Creating over $ 3 trillion in liquidity should have created a healthier economic rebound.  Instead, nearly four years after the financial collapse, economists now anticipate a slow-down in an already anemic GDP growth forecast for the second half of 2012.  With the uncertainty brought about by the European recession and a slowdown in the Chinese economy there is a real possibility of stagflation and the possibility of a double-dip recession in the United States in 2013.

The economy is still fragile and vulnerable.  Any unanticipated shock to the system, during a period of consumer deleveraging and government induced austerity, is likely to limit expansion as it already has in Europe.

The Fed’s purchase of Treasury debt has created a scarcity and induced an interest rate so low that savers and investors cannot get a suitable return on their investment at a premium to inflation.  In short Federal Reserve policies while aimed at instilling confidence in banks and creating a boom in the stock market have not worked.

The public sector particularly at the state and local levels continues to exhibit budgetary strain with a curtailment of services, salary caps, layoffs and head-count reductions.  Essentially, the States and cities can’t print money and have to work with balanced budgets.  They have also had an increasingly hard time borrowing money, and as a result have had to become austere.  That is actually good news for all but those who believe in expanded government without accountability.   Currently, many have weakened financial conditions with few degrees of freedom, something the Federal Government is about to experience.

We believe that the eventual unwinding of massive public debts will impact virtually every American.  When government curtails spending, unemployment (already a problem, both politically and economically) will rise, entitlements will be cut and interest rates, in the market, will reflect the credit worthiness of the borrower rather than be set by Federal Reserve meddling.

Simply put, this is not exactly an environment that should have rewarded investors in 2012 but so far it did.

THERE ARE NO SANCTUARIES

Investors normally have one goal in mind when they put their capital to work - one sole purpose - to profit.  We have never met anyone who makes an investment decision with an intention to lose money.

So why is it that, with practically an unlimited number of investment vehicles from which to choose, investors today are so reticent?  Why do they settle for 0.30% interest returns from investments in 2 year US Treasuries or -0.45% returns in Swiss issues of similar duration?  One logical answer is fear that any decision to invest in other asset classes is more likely to result in loss rather than profit.  In that context, keeping money idle doing nothing is considered the better choice.  There is no stigma attached to indolence, no risk of feeling inadequate, far better to stay on the sidelines than get into the game.

In a bygone era investment allocation decisions were far simpler: debt instruments with interest payments as the reward or equity investments with the promise of dividends and capital appreciation, commensurate with risk.

The rules of the game were simple: players knew that each participant was expected to play by the same rules.  If they didn’t, a regulator would issue a penalty and in some instances, where there were flagrant abuses, players were taken out of the game, sometimes for life.  While inequalities existed the rules were not subject to change in the middle of play to favor one party at the expense of the other.  Sideline observers were not affected by mid-game rule changes.  Make no bones about it - there were winners and losers.  However, the perception met the reality - the game was felt to be fair and not rigged.

Investor attitude today is influenced by the bad behavior of others who have shifted power, money and resources to members at the top of society from the non-top who have been successfully misled into thinking they are supporting an equitable system.  Is it any wonder that the prevailing view is that Wall Street exists to get the “ins” out and the “outs” in?  Is it any wonder that the investing public mistrusts the system when they observe a failed Facebook IPO, an MF Global collapse, manipulation of LIBOR, or political favoritism for those in Congress?  The realization is that there is no place safe, no sanctuary, to invest their money to get a return commensurate to the risk.

It is at times like these that investors turn to Government and ask, why are there seemingly no consequences for failure?  Why aren’t the rules of law enforced?  With each passing day suspicions mount, why are campaign contributions to either party's candidates seemingly more important than restoring integrity to the financial system?  Why are Commissions like Dodd- Frank and Simpson-Bowles so difficult to enact?  Why has the Justice Department been ineffective in prosecuting financial crimes by Wall Street and the banks?  Why does Congress have an approval rating of less than 10%?  Why is it that the United States has not had a budget for the past four years?

There is clearly a disconnect.  Those politicians, who we citizens have elected and who serve at our behest, are expected to lead and do what is in the interest of the population at large, for the good of the country.  Enactment of term limits and a few jail sentences for financial crimes would do more to turn on voters than all the empty promises.

When push comes to shove there is the reality that what has gotten us here has to change for confidence in the future to be restored.  Government works when there is no reward for failure and the rule of law is enforced.  Meaningful deeds will do more than any promised Federal Reserve stimulus to boost the economy.  Until then, markets will reflect apathy, skepticism and cynicism.

When we get a government that aligns its interests with those of the taxpayers, there will be a new day dawning.

MARKET REVIEW

We have now passed the midpoint of 2012 and the tug of war between deflationary forces and inflation has still not been resolved.

In a consumer society like the United States deflation develops when consumers curtail spending particularly when they are worried about their jobs and economic future.  In a natural business cycle, savings increase to a point at which the pent-up-demands begin to encourage spending again.  We are not there yet.  Two indicators of the timing for increased spending will be when prices get low enough or the Government enacts policies that induce spending such as changing the reserve requirements for banks.  Modern day economic theory suggests that it is government’s sacred duty to create an environment that forces the population at large to spend.   One such method is the creation of money that produces sufficient inflation, which in turn toys with the consumers’ psyche, making consumers feel that they should buy now before prices go up.  Since the Federal Reserve has a dual mandate - Price Stability and Full Employment, having monetary policies that are accommodative normally encourage spending from savings along with borrowings by industry to fulfill demand.  The theory goes that employers will need to hire labor.   As jobs become scarce wages rise and the overall economy gets back to normal.

Creating debt however, which the Government has no intention of fully repaying in today’s dollars, takes capital from the productive sector and transfers it to others.  In any normal lending scenario, such terms would be unacceptable to a reasonable creditor.  Advanced societies in mature economies reach a point where the temptation to accelerate credit expansion to counteract deflation does no good.

In our opinion we are at that point.  Such an environment is known as stagflation.  The cost of essential products & services rise, outstripping the income earned from work or the interest and dividends from savings.

Another effect of accommodative Federal Reserve Policy is to create asset inflation.  In our opinion, the relatively unattractive yields on government paper could have the effect of herding investors into more risky assets – potentially creating an asset bubble in certain segments of the market.

OUTLOOK AND STRATEGY

We have not changed our opinions much since we wrote to you in our annual report.

Our fundamental view for the balance of this year is that interest rates will likely remain artificially low in a low to no growth environment and that deflationary forces will not be overcome by monetary meddling.

The Federal Reserve continues to hold a different view, i.e. that more debt needs to be created, price stability can be targeted, interest rates can remain low for an indefinite period and that deficits can and will be reduced by changes in fiscal policy, unemployment will come down and economies will grow at above trend.

As we close in on the fall we believe that the markets will have less and less confidence in orchestrated central bank initiatives here and abroad.  We tend to listen to the markets rather than political pundits and muddled-thinking optimists.

We believe we are now closing in on the end of false pretenses and their impact on the Fund’s portfolio.  As we see less uncertainty in the period leading up to the 2012 election we expect to reduce, although possibly only temporarily, our mid-year 13.9% cash balance as a percentage of net assets.

One of our most important overall strategies is to remain opportunistic by meaningfully participating in markets that we believe will draw investor attention.  One such area is the technology space - world-wide companies with exceptionally strong asset rich balance sheets that have dividend paying capacity, and an ability to do share buy-backs.

While our primary purpose remains long term capital appreciation, income has become an increasingly important secondary objective.

The ultra-safe world of holding on to so-called “risk free” government bonds is over.  For this reason we believe that portfolios should be constructed in an attempt to preserve capital and maintain purchasing power particularly if the odds favor re-entering recession.  In the coming months we also expect that the domestic and international issues and challenges will be brought into greater focus.  The electorate can be expected to voice strong opinions particularly about entitlements, taxes and spending, health care, employment and energy dependence.

We expect markets will be quite volatile, producing opportunities for profit mainly in equities.

We intend to strike a balance between issues that are clear beneficiaries if material change takes place in Government policies.

We remain convinced that in the next year there will be an honest attempt to formulate a national energy policy – hopefully with a particular focus on natural gas exploration and production, transportation, and infrastructure development.  Approximately 21% of the Fund’s net assets as of June 30, 2012 are invested in that sector.

We have positioned our energy portfolio to be balanced and diversified - small companies as well as lesser known ones selling at what we believe are discounts to their undervalued holdings.

We also believe that modern technology companies are the future growth engines of the economy.  Approximately 25% of the Fund’s net assets are invested in computers, devices, internet search, semiconductors, telecommunications, service and software companies that could be categorized as participants in the technology space serving worldwide markets.

We believe that on a technological level man will become more productive learning to do more with less.  If Government, which believes that you need to do less with more, could only get the same message, we might get somewhere.  In spite of the promises of every recent past president, growth in government has outpaced the growth in the productive sector.

All government debt when issued is never intended to be repaid in equal value, but rather only in nominal terms over the life of the bonds.  We believe there should be some protection against the possibility of renewed inflation.  We remain convinced that there is significant value in mining and minerals as well as precious metals, hence the Fund has a little over 8% of net assets invested in this sector as a form of asset protection in the event of future inflation.  Finally, there are a number of small companies or issues that are not as well known in the portfolio that appear to us to be undervalued.  The fund has sizable positions in these non dividend payers with an expectation that their future performance will be reflected in their securities prices.  These issues in the aggregate represent under 10% of the Fund’s net assets currently, but could contribute meaningfully to the fund’s performance if their value, as we perceive it, develops for investors.

ACTIVISM

In these turbulent times, we are unsatisfied with “business as usual” attitudes or ones where managements’ interests appear to be misaligned with stockholders.  For this reason, we expect to become much more involved in managing investments where activism is called for.

In the past six months we have participated in quarterly conference calls, attended the annual meetings, and asked tough pointed questions of the managements of a number of companies held in the Fund’s portfolio.  In one case, Rainmaker Systems, the Fund’s adviser made a shareholder proposal (on behalf of a different fund) requesting that the Company’s board of directors immediately engage the services of a reputable investment banking firm to pursue a sale of the Company.  While the shareholder proposal did not pass at the annual meeting, it did receive a positive vote by more than 20% of the outstanding shares, and approximately 40% of the shares which were actually voted on the proposal.  Excluding management’s shares, we feel this represented a “no confidence vote” on the part of the outside minority investors.  As such, we believe that our activism effort has caught the attention of Rainmaker’s Board of Directors and, at least in part, led to a number of substantial recent changes at the Company which hopefully will result in increased shareholder value.

In other cases, even our best activism efforts cannot motivate boards, in our opinion, to do the right thing for investors.  As we’ve written about before, our investment in Eastman Kodak, for example, appeared ever so cheap on the basis of a sum-of-the-parts analysis.  To us and a number of other value investors, the company appeared to offer underlying assets of an iconic company at a discount – particularly intellectual property assets.  What we learned the hard way is what can happen to potentially valuable assets left in the hands of management teams and boards of directors who cannot successfully unlock their value for outside investors’ benefit.   Even as Kodak reorganizes, management’s thus-far flawed strategy has shockingly produced results which have disappointed virtually every constituency that the management and board were tasked to protect.  Under the circumstances, one would expect that since their management has overseen the diminution of billions of dollars in shareholder and bondholder value that they would be contrite, right?  Well, in July Kodak’s attorneys ushered a plan into bankruptcy court seeking millions of dollars in “performance-based bonuses” for key individuals including the CEO.  You can’t make this stuff up, folks!  If this doesn’t exemplify the sort of behavior discussed earlier in this semi-annual report, we don’t know what does.  In our opinion, Kodak will represent a case study at business schools for years to come of how not to run a business and how not to treat investors.

As always, we are currently evaluating other activism opportunities for securities which are held in the Fund, which we hope will produce enhanced value for our investors.

____________________

We are convinced that the purposes we had when we created this type of fund are fundamentally sound and look forward to demonstrating for you the effectiveness of redefining value investing.

We wish to thank you for your continued ownership and participation.  We hope to reward your patience with performance as the years go on.

One of the advantages of a small fund is your ability as owners to interact with us as managers.  If any of you would like to know more about our investment style or have any questions or comments please feel free to contact us.

Sincerely,

Frank J. Abella, Jr.

Frank (“Jay”) Abella, III

Gregg Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

1326-NLD-8/24/2012

Investment Partners Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the six months ending June 30, 2012, compared to its benchmarks:
		Cumulative	Annualized
	Six Months	Since Inception **	Since Inception **
Investment Partners Opportunities Fund - Class A	(0.97)%	(1.71)%	(0.70)%
Investment Partners Opportunities Fund - Class A with load	(6.69)%	(7.36)%	(3.07)%
S&P 500 Total Return Index ***	9.49%	26.18%	9.94%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-390-0440.

** Inception date is January 15, 2010.

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Ten Industries	% of Net Assets
Oil & Gas	20.6%
Telecommunications	8.0%
Computers	7.7%
Debt Funds	6.4%
Internet	5.7%
Commercial Services	5.0%
Equity Funds	4.8%
Mining	5.7%
Other	22.2%
Cash & Cash Equivalents	13.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2012
Shares				Value

	COMMON STOCK - 63.0%
	BEVERAGES - 1.7%
88,000	SkyPeople Fruit Juice, Inc. *			$ 140,800

	COMMERCIAL SERVICES - 5.0%
12,000	Clean Energy Fuels Corp. *			186,000
240,000	Hooper Holmes, Inc. *			137,208
119,686	Rainmaker Systems, Inc. *			100,536
				423,744

	COMPUTERS - 7.7%
200	Apple, Inc. *			116,800
15,000	Cisco Systems, Inc.			257,550
10,000	Dell, Inc. *			125,200
800	International Business Machines Corp.			156,464
				656,014
	CONSUMER - 0.9%
7,000	Nutrisystem, Inc.			80,920

	FOREST PRODUCTS & PAPER - 0.9%
1,000	Domtar Corp.			76,710

	INTERNET - 5.7%
340	Google, Inc. - Cl. A *			197,224
18,000	Yahoo! Inc. *			284,940
				482,164
	MINING - 5.7%
20,000	Labrador Iron Mines Holdings Ltd. *			52,420
7,000	Silver Wheaton Corp.			187,880
60,000	Sprott Resource Lending Corp.			87,000
10,000	Yamana Gold, Inc.			154,000
				481,300
	MISCELLANEOUS MANUFACTURING - 0.3%
100,600	Eastman Kodak Co. *^			22,434

	OFFICE/BUSINESS EQUIPMENT - 3.0%
32,000	Xerox Corp.			251,840

	OIL & GAS - 15.2%
46,000	Advantage Oil & Gas Ltd. *			136,620
4,000	Canadian Oil Sands Ltd.			77,443
125,000	Constellation Energy Partners LLC *			197,500
1,000	Devon Energy Corp.			57,990
11,000	Enerplus Corp.			141,570
1,200	Occidental Petroleum Corp.			102,924
10,000	Pace Oil & Gas Ltd. *			31,500
20,250	Pengrowth Energy Corp.			128,993
10,825	PostRock Energy Corp. *			17,212
See accompanying notes to financial statements.
Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2012
Shares				Value

4,085	Texas Pacific Land Trust			$ 233,866
66,942	US Energy Corp. Wyoming *			157,983
				1,283,601
	PHARMACEUTICALS - 1.6%
3,700	Bristol-Myers Squibb Co.			133,015

	REITS - 2.3%
20,000	Medical Properties Trust, Inc.			192,400

	SEMICONDUCTORS - 2.4%
20,000	Micron Technology, Inc. *			126,200
6,000	OmniVision Technologies, Inc. *			80,160
				206,360
	SOFTWARE - 1.3%
3,500	Microsoft Corp.			107,065

	TELECOMMUNICATIONS - 8.0%
3,000	AT&T, Inc.			106,980
500	Samsung Electronics Co. Ltd. - GDR			265,750
11,125	Telecom Argentina SA - ADR			131,386
4,000	Verizon Communications, Inc.			177,760
				681,876
	TRANSPORTATION - 1.3%
1,500	Canadian Pacific Railway Ltd.			109,890

	TOTAL COMMON STOCK (Cost - $6,114,789)			5,330,133

	CLOSED-END FUNDS - 13.7%
	DEBT FUNDS - 6.4%
11,000	Aberdeen Global Income Fund, Inc.			149,380
15,325	Cohen & Steers Infrastructure Fund, Inc.			263,590
7,900	First Asset Diversified Convertible Debenture Fund			130,169
				543,139
	COMMODITY FUND - 1.4%
6,000	Central Fund of Canada Ltd.			118,740

	EQUITY FUND - 2.5%
17,418	S&P Quality Rankings Global Equity Managed Trust			213,370

	OIL & GAS FUND - 3.4%
11,556	Tortoise MLP Fund, Inc.			288,900

	TOTAL CLOSED-END FUNDS (Cost - $1,076,020)			1,164,149

	EXCHANGE TRADED FUNDS - 6.9%
	COMMODITY FUNDS - 2.8%
1,714	Global X Lithium ETF			25,522
4,000	PowerShares DB Agriculture Fund *			112,880
7,000	Sprott Physical Gold Trust *			96,530
				234,932
See accompanying notes to financial statements.
Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2012
Shares				Value

	CURRENCY & CASH FUND - 1.8%
6,000	WisdomTree Dreyfus Chinese Yuan Fund *			$ 151,260

	EQUITY FUND - 2.3%
5,500	ProShares Short Dow30 *			197,395

	TOTAL EXCHANGE TRADED FUNDS (Cost - $599,759)			583,587

Principal Amount		Coupon Rate (%)	Maturity
	BONDS & NOTES - 2.5%
	MISCELLANEOUS MANUFACTURING - 0.5%
$ 250,000	Eastman Kodak Co. *^	7.0000	4/1/2017	37,500

	OIL & GAS - 2.0%
151,000	Progress Energy Resources Corp.	5.7500	6/30/2016	171,126

	TOTAL BONDS & NOTES (Cost - $387,284)			208,626

	TOTAL INVESTMENTS - 86.1% (Cost - $8,177,852) (a)			$ 7,286,495
	ASSETS IN EXCESS OF OTHER LIABILITIES - 13.9%			1,179,593
	NET ASSETS - 100.0%			$ 8,466,088

* Non-Income producing security.

 ^ Represents issuer in default on interest payments; non-interest producing security. On January 19, 2012 Eastman Kodak filed for bankruptcy protection, and previously accrued interest has been written off.

REIT - Real Estate Investment Trust
MLP - Master Limited Partnership
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation			$ 444,466
	Unrealized depreciation			(1,335,823)
	Net unrealized depreciation			$ (891,357)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2012

ASSETS
Investment securities:
At cost	$ 8,177,852
At value	$ 7,286,495
Cash	1,302,392
Dividends and interest receivable	14,638
Prepaid expenses	6,523
TOTAL ASSETS	8,610,048

LIABILITIES
Payable for investments purchased	119,985
Investment advisory fees payable	3,060
Distribution (12b-1) fees payable	2,307
Fees payable to other affiliates	3,512
Accrued expenses and other liabilities	15,096
TOTAL LIABILITIES	143,960
NET ASSETS	$ 8,466,088

Net Assets Consist Of:
Paid in capital	9,210,674
Accumulated net investment loss	(24,283)
Accumulated net realized gain from investments, options written
and foreign currency transactions	171,050
Net unrealized appreciation (depreciation) on investments,
and foreign currency translations	(891,353)
NET ASSETS	$ 8,466,088

Net Asset Value Per Share:
Class A Shares:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	920,094
Net asset value (Net Assets divided by Shares Outstanding)
and redemption price per share	$ 9.20
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$ 9.76

(a)

On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2012

INVESTMENT INCOME
Dividends (Net of $3,148 foreign taxes withheld)	$ 101,612
Interest	1,269
TOTAL INVESTMENT INCOME	102,881

EXPENSES
Investment advisory fees	65,319
Administrative services fees	19,107
Distribution (12b-1) fees	15,241
Accounting services fees	13,315
Professional fees	11,615
Transfer agent fees	12,291
Registration fees	7,588
Compliance officer fees	6,905
Printing and postage expenses	3,458
Custodian fees	3,708
Trustees' fees and expenses	2,975
Non 12b-1 shareholder services fees	1,464
Insurance expense	45
Other expenses	1,225
TOTAL EXPENSES	164,256
Fees waived by the Advisor	(44,507)
NET EXPENSES	119,749

NET INVESTMENT LOSS	(16,868)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments transactions	200,008
Options written	9,268
Foreign currency transactions	10,882
Net realized gain from investments, options written and foreign currency transactions	220,158

Net change in unrealized appreciation (depreciation) from:
Investments transactions	(279,008)
Options written	(4,443)
Foreign currency translations	(34)
Net change in unrealized appreciation (depreciation) from investments, options written and foreign currency translations	(283,485)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	(63,327)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (80,195)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
OPERATIONS
Net investment loss	$ (16,868)	$ (85,962)
Net realized gain from investment transactions, options written,
and foreign currency transactions	220,158	305,391
Distributions of realized gains from underlying investment
companies	-	17,039
Net change in unrealized appreciation (depreciation) on investments,
options written and foreign currency translations	(283,485)	(1,233,078)
Net Decrease in Net Assets Resulting From Operations	(80,195)	(996,610)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	-	(347,022)
Net decrease in net assets from distributions to shareholders	-	(347,022)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	108,700	179,640
Net asset value of shares issued in reinvestment of distributions
to shareholders	-	345,010
Payments for shares redeemed	(134,973)	(404,960)
Net decrease in net assets from shares of beneficial interest	(26,273)	119,690

DECREASE IN NET ASSETS	(106,468)	(1,223,942)

NET ASSETS
Beginning of Period	8,572,556	9,796,498
End of Period*	$ 8,466,088	$ 8,572,556
* Includes accumulated net investment loss of:	$ (24,283)	$ (7,415)

SHARE ACTIVITY
Class A Shares:
Shares Sold	11,508	17,772
Shares Reinvested	-	37,098
Shares Redeemed	(14,448)	(40,254)
Net decrease in shares of beneficial interest outstanding	(2,940)	14,616

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
FINANCIAL HIGHLIGHTS (Unaudited)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		Six Months Ended		Year Ended	Period Ended
		June 30, 2012		December 31,	December 31,
		(Unaudited)		2011	2010 (1)

Net Asset Value, Beginning of Period		$ 9.29		$ 10.78	$ 10.00
Income (loss) from investment operations:
	Net investment loss (2)	(0.02)		(0.10)	(0.14)
	Net realized and unrealized
	gain (loss) on investments	(0.07)		(1.00)	1.19
Total from investment operations		(0.09)		(1.10)	1.05

Less distributions from:
	Net realized gains	-		(0.39)	(0.27)
Total from distributions		-		(0.39)	(0.27)

Net Asset Value, End of Period		$ 9.20		$ 9.29	$ 10.78

Total return (3)		(0.97)%	(4)	(10.19)%	10.52%	(4)

Ratios/Supplemental Data
	Net assets, end of period (000s)	$ 8,466		$ 8,573	$ 9,796
	Ratio of gross expenses to average net assets (5)	3.77%	(6)	3.64%	4.09%	(6)
	Ratio of net expenses to average net assets (5)	2.75%	(6)	2.75%	2.75%	(6)
	Ratio of net investment loss to average net assets (5,7)	(0.39)%	(6)	(0.91)%	(1.39)%	(6)
	Portfolio Turnover Rate	104%	(4)	146%	124%	(4)

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Total return shown assumes reinvestment of distributions.
(4)	Not annualized.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying
	investment companies in which the Fund invests.
(6)	Annualized.
(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments
	in which the Fund invests.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2012

1.

ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Option contracts listed on a securities exchange or board of trade (not including Index options) for which market quotations are readily available shall be valued at the last reported sales price or, in the absence of a sale, at the last reported bid price on the valuation date. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2012

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2012 for the Fund’s investments measured at fair value:

Investments *	Level 1	Level 2	Level 3	Total
Common Stock	$ 5,330,133	$ -	$ -	$ 5,330,133
Bonds & Notes	-	208,626	-	208,626
Exchange Traded Funds	583,587	-	-	583,587
Closed End Funds	1,164,149	-	-	1,164,149
Total	$ 7,077,869	$ 208,626	$ -	$ 7,286,495

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2012

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2011 and 2010 or expected to be taken for the Fund’s 2012 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the six months ended June 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,434,626 and $3,879,823, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The Fund may write (sell) covered call options and purchase call and put options.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2012

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. For the six months ended June 30, 2012, the Fund had net gains of $9,268, which is included in net realized gain from options written in the Statement of Operations, and serves as an indicator of the volume of derivative activity for the Fund through June 30, 2012.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the period ended June 30, 2012, were as follows:

Written Call Options
	Number of Contracts	Premium Received
Options outstanding, beginning of period	171	$ 19,178
Options written	287	26,240
Options exercised	(343)	(36,150)
Options expired	(115)	(9,268)
Options outstanding, end of period	-	$ -

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Investment Partners Asset Management, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the six months ended June 30, 2012 the Advisor waived fees of $44,507.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2012

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.75% of average daily net assets for Class A. If Fund Operating Expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows: $107,271 expiring in December 31, 2013 and $83,850 expiring in December 31, 2014.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the period ended June 30, 2012, pursuant to the Plan, Class A shares paid $15,241.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares.  The Distributor is an affiliate of GFS.  During the period ended June 30, 2012, the Distributor did not receive underwriting commissions for sales of Class A shares.

During the six months ended June 30, 2012, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund.  The trades were cleared through Pershing LLC. For the six months ended June 30, 2012, T.R. Winston & Company received $10,558 in trade commissions.

Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.  Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.  Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.   None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Funds.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2012

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

	Fiscal Period Ended	Fiscal Period Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$ 162,038	$ 240,605
Long-Term Capital Gain	184,984	-
	$ 347,022	$ 240,605

The difference between the book basis and tax basis character of distributions for the period ended December 31, 2011 and December 31, 2010 is primarily attributable to the tax treatment of short-term capital gain distributions to ordinary income distributions for tax purposes.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October &	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Other Losses	(Depreciation)	Earnings/(Deficits)
$ 5,541	$ 8,585	$ -	$ (92)	$ (678,425)	$ (664,391)

The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the tax treatment of short-term capital gains.  The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, passive foreign investment companies, real estate investment trusts and Canadian income trusts.

Foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such foreign currency losses of $92.

Permanent book and tax differences, primarily attributable to net operating losses, tax treatment of foreign currency losses, and adjustments for partnerships, passive foreign investment companies, real estate investment trusts, grantor trusts and Canadian income trusts, resulted in reclassification for the period ended December 31, 2011 as follows: a decrease in accumulated net investment losses of $89,014; and a decrease in accumulated net realized gain from investments of $89,014.

6. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

7. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Investment Partners Opportunities Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2012

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Investment Partners Opportunities Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	01/01/2012	06/30/2012	01/01/2012 – 06/30/12*
Actual	$1,000.00	$ 990.30	$13.61
Hypothetical (5% return before expenses)	$1,000.00	$1,011.19	$13.75

*    Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Investment Partners Opportunities Fund

RENEWAL OF ADVISORY AGREEMENT (Unaudited)

June 30, 2012

In connection with a regular meeting held on June 22, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Investment Partners Asset Management, Inc. (“IPAM” or the “Adviser”) and the Trust, on behalf the Investment Partners Opportunities Fund (the “Fund”). In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of a peer group of funds and appropriate indices with respect to the Fund; (b) the Fund’s overall fees and operating expenses compared with similar mutual funds; (c) the overall organization of the Adviser; (d) investment management staffing; and (e) the financial condition of the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the extent of IPAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed IPAM’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of IPAM’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.50% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to the Fund would not be excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and the renewal of the Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440

INVESTMENT ADVISOR

Investment Partners Asset Management, Inc.

One Highland Avenue

Metuchen, NJ 08840

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date  09/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date     09/10/2012

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

09/10/2012